UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500

Englewood, Colorado 80112

(Address of principal executive offices) (zip code)

(303) 846-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2026, Red Robin International, Inc., a Nevada corporation (“RRI”) and wholly owned subsidiary of Red Robin Gourmet Burgers, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Evergreen Dining LLC, a Washington limited liability company (“Evergreen”), pursuant to which RRI agreed to sell certain assets related to 30 company-owned Red Robin restaurants located in Washington and Idaho, and Evergreen agreed to assume certain liabilities related to those restaurants, for an aggregate purchase price of $23.5 million in cash, subject to customary adjustments (the “Transaction”). The Transaction is subject to customary due diligence and customary closing conditions, including the receipt of required landlord consents, the transfer of applicable liquor licenses, and the receipt of any required lender consent. RRI is targeting completion on or about August 21, 2026, subject to an outside closing date of October 2, 2026. Upon closing, Evergreen will operate the restaurants as franchised Red Robin locations pursuant to long-term franchise agreements to be entered into between RRI and Evergreen at closing.

The Asset Purchase Agreement contains customary representations, warranties, and covenants of the parties, as well as customary indemnification provisions. The Asset Purchase Agreement also includes certain termination rights, including the right of either party to terminate if closing has not occurred by the applicable outside closing date. The Company intends to use the net proceeds from the Transaction to reduce outstanding indebtedness.

The foregoing descriptions of the Asset Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the APA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.

On May 27, 2026, the Company issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements in this Current Report on Form 8-K regarding the Transaction, including the anticipated timing and completion of the Transaction; the Company’s intended use of net proceeds to reduce outstanding indebtedness; the operation of the restaurants as franchised locations following closing; and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “could,” “should,” “will,” “outlook,” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the statements, including but not limited to the following: the possibility that conditions to the closing of the Transaction are not satisfied on a timely basis or at all; the possibility of changes in the anticipated timing for closing the Transaction; the Company’s ability to successfully complete tactical refranchising initiatives and on favorable terms; the possibility that the Company may not fully realize the projected benefits of the Transaction, including the anticipated use of net proceeds to reduce indebtedness; business disruption during the pendency of or following the Transaction; the impact of the Transaction on the Company’s relationships with employees, franchisees, suppliers, landlords, and other third parties; the ability to extend or refinance maturing indebtedness; the adequacy of cash flows and the cost and availability of capital or credit facility borrowings; the ability to service debt and comply with credit facility covenants; costs associated with lease obligations, including potential contingent lease liability; changes in consumer behavior or preference; geographic concentration in the Western United States; and actions taken by franchisees that could harm the Company’s business or reputation. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements and risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated as of May 27, 2026, by and between Red Robin International, Inc. and Evergreen Dining LLC
99.1	Press Release, dated May 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: May 28, 2026

By:	/s/ Mark Graff
Name:	Mark Graff
Title:	Chief Financial Officer